                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                           MECHANICAL DYNAMICS, INC.
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                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

                           MECHANICAL DYNAMICS, INC.
                            2301 COMMONWEALTH BLVD.
                           ANN ARBOR, MICHIGAN 48105

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD MAY 13, 1999

To the Shareholders of Mechanical Dynamics, Inc.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Mechanical Dynamics, Inc. (the "Company") will be held at the Holiday Inn North Campus, 3600 Plymouth Road, Ann Arbor, Michigan 48105, at 4:00 p.m. Eastern Time on Thursday, May 13, 1999, for the following purposes:

          1. To elect two directors to serve until the 2002 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

          2. To ratify and approve the Board of Directors' selection of Arthur Andersen LLP as the independent auditors of the Company for the current fiscal year ending December 31, 1999.

          3. To approve an increase in the number of shares with respect to which stock options may be granted or which may be awarded as restricted stock under the terms of the Company's 1996 Stock Incentive Plan for Key Employees from 650,000 shares in the aggregate to 1,050,000 shares in the aggregate.

          4. To approve an increase in the number of shares with respect to which stock options may be granted under the terms of the Company's Non-Employee Director Stock Option Plan from 100,000 shares in the aggregate to 200,000 shares in the aggregate.

          5. To transact such other business as may properly come before the meeting and any adjournment thereof.

     Only shareholders of record at the close of business on March 26, 1999, will be entitled to notice of, and to vote at, the meeting or any adjournment thereof.

     All shareholders are cordially invited to attend the meeting. Whether or not you expect to attend the meeting, please complete, date and sign the enclosed proxy and return it as promptly as possible to ensure your representation at the meeting. A return postage-prepaid envelope is enclosed for that purpose. If you return the proxy, you may withdraw your proxy and vote your shares in person if you attend the meeting.

     Your attention is called to the attached Proxy Statement and the accompanying proxy. A copy of the Annual Report of the Company for the fiscal year ended December 31, 1998 accompanies this notice.

                                          By Order of the Board of Directors
                                          Michael E. Korybalski

                                          MICHAEL E. KORYBALSKI
                                          Chief Executive Officer

Ann Arbor, Michigan
April 9, 1999

                           MECHANICAL DYNAMICS, INC.
                            2301 COMMONWEALTH BLVD.
                           ANN ARBOR, MICHIGAN 48105

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 13, 1999

GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Mechanical Dynamics, Inc. (the "Company") for use at the 1999 Annual Meeting of Shareholders to be held at the Holiday Inn North Campus, 3600 Plymouth Road, Ann Arbor, Michigan 48105, at 4:00 p.m. Eastern Time on Thursday, May 13, 1999, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The mailing of this Proxy Statement and accompanying proxy will take place on or about April 9, 1999.

Solicitation

     The Company will bear the entire cost of solicitation of proxies in the enclosed form, including the preparation, assembly, printing and mailing of this Proxy Statement, the accompanying proxy and any additional information furnished to shareholders. The solicitation of proxies by mail may be supplemented by telephone, telegraph or personal solicitation by directors, officers or other regular employees of the Company; no additional compensation will be paid to directors, officers or other regular employees for such services. Brokers, nominees and other similar record holders will be requested to forward soliciting material and will be reimbursed by the Company upon request for their out-of-pocket expenses.

VOTING SECURITIES AND PRINCIPAL HOLDERS

Voting Rights and Outstanding Shares

     Only shareholders of record at the close of business on March 26, 1999 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment of the meeting. As of the close of business on March 26, 1999, the Company had 6,237,097 shares of common stock ("Common Shares" or "Common Stock") outstanding, the only class of stock outstanding and entitled to vote.

     Each Common Share is entitled to one vote on each matter submitted for a vote at the meeting. The presence, in person or by proxy, of the holders of record of a majority of the outstanding Common Shares entitled to vote, or 3,118,549 shares, is necessary to constitute a quorum for the transaction of business at the meeting or any adjournment thereof.

Revocability of Proxies

     A shareholder giving a proxy may revoke it at any time before it is voted by giving written notice of such revocation to the Secretary of the Company or by executing and delivering to the Secretary a later dated proxy. Attendance at the meeting by a shareholder who has given a proxy will not have the effect of revoking it unless such shareholder gives such written notice of revocation to the Secretary before the proxy is voted. Any written notice revoking a proxy, and any later dated proxy, should be sent to Mechanical Dynamics, Inc., 2301 Commonwealth Blvd., Ann Arbor, Michigan 48105, Attention: David Peralta, Chief Financial Officer.

     Valid proxies in the enclosed form which are returned in time for the meeting and executed and dated in accordance with the instructions on the proxy will be voted as specified in the proxy. If no specification is made, the proxies will be voted FOR the election as directors of the nominees listed below, FOR the selection of Arthur Andersen LLP as independent auditors of the Company for the current fiscal year ending December 31, 1999, FOR approval of an increase in the number of shares with respect to which stock options may be granted or which may be awarded as restricted stock under the terms of the Company's 1996 Stock Incentive Plan for Key Employees from 650,000 shares in the aggregate to 1,050,000 shares in the aggregate, and FOR approval of an increase in the number of shares with respect to which stock options may be granted under the terms of the Company's Non-Employee Director Stock Option Plan from 100,000 shares in the aggregate to 200,000 shares in the aggregate.

Principal Holders of the Company's Voting Securities

     As of March 26, 1999, the following five persons were the only persons known by the Company to beneficially own more than 5% of the Company's Common
Shares:

                                                                    AMOUNT OF         PERCENTAGE OF
                                                                  COMMON SHARES       COMMON SHARES
                            NAME                                BENEFICIALLY OWNED       OWNED*
                            ----                                ------------------    -------------
Michael E. Korybalski.......................................         873,879              14.0%
Fidelity Management & Research Company......................         615,500               9.9%
Wellington Management Company LLP...........................         605,000               9.7%
AWM Investment Company, Inc.................................         408,000               6.5%
John C. Angell..............................................         388,040               6.2%

---------------
* Based on 6,237,097 Common Shares outstanding as of March 26, 1999.

                            I. ELECTION OF DIRECTORS

     The Board of Directors proposes that the persons named below as nominees for election as directors for a three-year term be elected as directors of the Company to hold office until the Annual Meeting of Shareholders to be held in 2002, and until their successors are duly elected and qualified.

                               Herbert S. Amster
                              Joseph F. Gloudeman

     The above nominees, Herbert S. Amster and Joseph F. Gloudeman, are currently serving as directors of the Company. If a quorum is present, the two nominees receiving the greatest number of votes cast at the meeting or its adjournment shall be elected. Withheld votes and broker non-votes will not be deemed votes cast in determining which nominees receive the greatest number of votes cast, but will be counted for purposes of determining whether a quorum is present. The persons named in the accompanying proxy intend to vote all valid proxies received by them FOR the election of the nominees listed above unless the giver of the proxy withholds authority to vote for any such nominee. The nominees listed above have consented to serve if elected. If any nominee is unable or declines to serve, which is not expected, it is intended that the proxies be voted in accordance with the best judgment of the proxy holders for another qualified person.

     The following information is furnished as of March 26, 1999 with respect to the nominees for election as directors, with respect to each person whose term of office as a director will continue after the meeting, with respect to each executive officer named in the Summary Compensation Table below, and with respect to all directors and executive officers as a group:

                                                                               AMOUNT AND      PERCENTAGE
                                                                                NATURE OF          OF
                                                                              COMMON SHARES      COMMON        TERM
                                DIRECTOR            POSITION AND OFFICES      BENEFICIALLY       SHARES         TO
             NAME                SINCE     AGE        WITH THE COMPANY          OWNED(1)        OWNED(2)      EXPIRE
             ----               --------   ---      --------------------      -------------    ----------     ------
                              NOMINEES FOR ELECTION AS DIRECTORS FOR A THREE-YEAR TERM
Herbert S. Amster.............    1990     64    Director                          84,930(3)       1.4         2002
Joseph F. Gloudeman...........    1993     63    Director                          53,430(4)         *         2002
                                           DIRECTORS CONTINUING IN OFFICE
David E. Cole.................    1995     61    Director                          30,500(5)         *         2001
Michael E. Korybalski.........    1977     52    Chief Executive Officer,         873,879         14.0         2000
                                                 Chairman of the Board and
                                                 Director
Mitchell I. Quain.............    1996     47    Director                          73,592(6)       1.2         2000
Robert R. Ryan................    1997     41    President, Chief Operating       231,500(7)       3.7         2000
                                                 Officer and Director
                                          OTHER CURRENT EXECUTIVE OFFICERS
Michael Hoffmann..............      --     42    Senior Vice President --          23,220            *
                                                 Worldwide Sales & Service
David Peralta.................      --     31    Vice President, Treasurer         16,051(8)         *
                                                 and Chief Financial Officer
All directors and executive officers as a group (8 persons).................    1,387,102(9)      21.9

---------------
 *  Less than 1%

(1) All directors, nominees and executive officers named in this Proxy Statement have sole investment and voting power with respect to shares of Common Stock beneficially owned by them.

(2) Based on 6,237,097 shares outstanding as of March 26, 1999.

(3) Includes 65,930 shares held by a trust of which Mr. Amster holds voting power as the trustee, 4,000 shares held by a trust of which Mr. Amster's wife holds voting power as the trustee and 15,000 shares subject to options exercisable within 60 days of the Record Date.

(4) Includes 38,430 shares held by a trust of which Dr. Gloudeman holds voting power as the trustee and 15,000 shares subject to options exercisable within 60 days of the Record Date.

(5) Includes 15,000 shares subject to options exercisable within 60 days of the Record Date.

(6) Includes 58,592 shares held by trusts of which Mr. Quain holds voting power as the trustee and 15,000 shares subject to options exercisable within 60 days of the Record Date.

(7) Includes 3,000 shares held by Dr. Ryan's wife as custodian for their children and 31,250 shares subject to options exercisable within 60 days of the Record Date.

(8) Includes 12,500 shares subject to options exercisable within 60 days of the Record Date.

(9) Includes 103,750 shares which all executive officers and directors as a group have the right to acquire within 60 days of the Record Date.

BIOGRAPHICAL INFORMATION

     The following is a brief account of the business experience during the past five years of the nominees for the Board of Directors of the Company and of each director whose term of office will continue after the meeting:

     Herbert S. Amster has served as a director of the Company since 1990. He is now an independent management consultant. Mr. Amster was Chairman of the Board and Chief Executive Officer of Irwin Magnetic Systems, Inc., a manufacturer of minicartridge tape drives, from 1985 through 1989; Senior Vice President Corporate Development, and a director, of Cipher Data Products Inc., from 1989 through 1990; and

Senior Vice President Corporate Development, of Archive Corp., since 1990. He is currently a director of Jacobson Stores Inc., the former Chairman of the Board and a current director of Industrial Technology Institute, and the Chairman of the Board of ERIM International, Inc.

     Joseph F. Gloudeman has served as a director of the Company since 1993. Dr. Gloudeman has served as President of Gloudeman Consulting, a high-tech consulting firm, since 1992; as Chairman of the Board, since 1992, and President, USA Operations, since 1994, of R.O.S.E. Informatik GmbH, a German software company. Dr. Gloudeman is the former President and Chief Executive Officer of The MacNeal Schwendler Corporation, and a former Vice President, Marketing for CRAY Research-Supercomputer. He is currently a director of Automatic Intuition, Inc.

     David E. Cole has served as a director of the Company since 1995. Dr. Cole has served as the President of Applied Theory Inc., an automotive consulting firm since 1979, as Director of the Office for the Study of Automotive Transportation, The University of Michigan Transportation Research Institute, since 1978 and as an Associate Professor of Mechanical Engineering and Applied Mechanics at The University of Michigan since 1971. He is currently a director of MSX International, Inc., Saturn Electronics & Engineering Corp., Thyssen Inc., Plastech Inc. and JPE Inc.

     Michael E. Korybalski, a co-founder of the Company, is Chief Executive Officer and Chairman of the Board and a director of the Company. From 1984 to February 1997, Mr. Korybalski served as President of the Company. From 1977 to 1984, Mr. Korybalski served as Vice President and General Manager of the Company. From 1973 to 1977, he was employed as a product engineer with Ford Motor Company. Mr. Korybalski holds B.S.E. and M.S.E. degrees in mechanical engineering, as well as an M.B.A., from The University of Michigan.

     Mitchell I. Quain has served as a director of the Company since 1996. He has served as Executive Vice President at ING Barings, an investment banking company, since 1997. From 1975 to 1997, Mr. Quain was employed at Schroder Wertheim & Company, where he most recently served as Managing Director, Head of Equity Capital Markets. Mr. Quain is a director of Allied Products Corp., Strategic Distribution, and Titan International, Inc.

     Robert R. Ryan became the President of the Company in February 1997 and since 1991 has served as its Chief Operating Officer. Dr. Ryan was elected a director of the Company in May 1997. He served as the Company's Executive Vice President from 1991 to February 1997, and as the Company's Vice President of Product Development from 1988 through 1991. Before joining the Company, Dr. Ryan held various positions in sales and engineering services at Structural Dynamics Research Corporation, and served on the engineering faculty at The University of Michigan. He holds a B.S. from the University of Cincinnati and an M.S. and Ph.D. in applied mechanics from Stanford University.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During the fiscal year ended December 31, 1998, the Board of Directors held six meetings and took action by written consent on seven occasions.

Audit Committee

     The Board of Directors has an Audit Committee which consists of three directors. Mr. Amster, Dr. Cole and Mr. Quain are the current members of this committee. The Audit Committee makes recommendations to the Board of Directors concerning the appointment of independent auditors and reviews the Company's accounting principles, policies and reporting practices, aids management in the establishment and supervision of the Company's financial controls, discusses the Company's financial controls with the independent auditors and reviews the scope and results of audits and other accounting-related services and fees. During the fiscal year ended December 31, 1998, the Audit Committee held three meetings and took no action by written consent.

Compensation Committee

     The Board of Directors has a Compensation Committee which consists of two directors. Mr. Amster and Dr. Gloudeman are the current members of this committee. The Compensation Committee makes recommendations to the Board of Directors concerning salaries and incentive compensation for the Company's officers and employees and administers the Company's Employee Stock Purchase Plan and the Company's 1996 Stock Incentive Plan for Key Employees. During the fiscal year ended December 31, 1998, the Compensation Committee held two meetings and took no action by written consent.

     The Company does not have a nominating committee.

COMPENSATION COMMITTEE REPORT

     The Compensation Committee's overall compensation policy applicable to the Company's executive officers is to provide a compensation package that is intended to attract and retain qualified executives for the Company and to provide them with incentives to achieve the Company's goals and increase shareholder value. The Compensation Committee applies this philosophy in determining compensation for Company executive officers in three areas: salary, bonuses and stock options. The Compensation Committee believes that the compensation of the Chief Executive Officer and the Company's other executive officers should be influenced by the Company's performance. Consistent with this philosophy, the Compensation Committee approves performance goals for each executive officer (after receiving the recommendations of Michael E. Korybalski, Chairman of the Board and Chief Executive Officer, for all executives other than himself) near the beginning of each year. For 1998, these performance goals included objective targets for revenue growth and earnings per share, both of which required improvements over 1997 levels, and specific tasks to be performed by some of the executives relating to their areas of responsibility (the "Performance Goals").

SALARY

     The Compensation Committee's policy is to offer salaries to its executive officers that are competitive in its industry for similar positions requiring similar qualifications. The Compensation Committee also adjusts salaries to reflect its subjective assessment of the executive's performance of his or her Performance Goals, the amount of salary change appropriate for such performance and the Company's financial condition (after receiving the performance evaluations and recommendations of Mr. Korybalski). In determining executive officers' salaries, the Compensation Committee considers information provided by the Chief Executive Officer, whose recommendations are based upon salary surveys specific to the Company's industry, size and geographic location (the "Surveys"). Such Surveys are prepared by an independent organization using information provided from approximately 200 companies. These Surveys summarize information from companies deemed comparable by the Compensation Committee in terms of such things as product or industry, geography and/or revenue levels. In addition to their base salaries, the Company's executive officers, including the Chief Executive Officer, are each eligible to receive a cash bonus and are entitled to participate in the 1996 Stock Incentive Plan for Key Employees. The bonus for the Chief Executive Officer and for other executives is based primarily on Company performance.

     The foregoing information was presented to the Compensation Committee in January 1998. The Compensation Committee reviewed the recommendations and performance and market data outlined above and established a base salary level to be effective January 1, 1998 for each executive officer, including the Chief Executive Officer. In addition to considering the results of the performance evaluations and information concerning competitive salaries, the Compensation Committee and Chief Executive Officer place significant weight on the financial condition of the Company in considering salary adjustments.

BONUSES

     The Compensation Committee's policy is to pay bonuses to executives that compensate them for achieving the Company's revenue growth and earnings per share targets set near the beginning of the year and for achieving individual goals based on their areas of responsibility. These bonuses are intended to make a significant portion of each executives' compensation dependent on the Company's performance and to provide executives with incentives to achieve Company goals, increase shareholder value and work as a team. They are also intended to recognize the executives' individual contributions to the Company.

     The Compensation Committee determines annually the total amount of cash bonuses available for executive officers. The individual target amounts are determined based on the Compensation Committee's judgment of the value of the individual executive's achievement of his or her Performance Goals. In all cases, the relative target amounts for individual officers are based upon the total dollars available for bonuses, and historical and expected future contributions by the individual executive. For 1998, the objectives used by the Company as the basis for incentive compensation were based primarily on Company performance. Executives earn a percentage of the target amounts under the bonus plan relating to the achievement of the Performance Goals, as determined by the Compensation Committee annually in its discretion. Awards are weighted so that proportionately higher awards are received when the Company's performance exceeds targets and proportionately smaller or no awards are made when the Company does not meet targets.

STOCK OPTIONS

     The Compensation Committee's policy is to grant stock options to the Company's executives in amounts reflecting the Compensation Committee's subjective evaluation of the executive's position, responsibilities, ability to influence, and expected contributions to, the Company's overall performance. Other factors considered by the Compensation Committee include consistency in numbers of options granted to executives at similar levels in the Company, past performance, the Surveys and the recommendations of Mr. Korybalski, without any specific weight given to any of the factors listed above. In determining the size of the individual grants, the Compensation Committee also considers the amounts of options outstanding and previously granted both in the aggregate and with respect to the optionee, the amount of options remaining available for grant under the 1996 Stock Incentive Plan for Key Employees and the aggregate amount of current awards, and for new officers, the amount necessary to attract other executives to the Company. The Compensation Committee believes that employee equity ownership provides significant additional motivation to executives to maximize value for the Company's shareholders. Under the terms of the 1996 Stock Incentive Plan for Key Employees, the Compensation Committee grants stock options with an exercise price equal to the prevailing market price. Such options will have value only if the Company's stock price increases. Therefore, the Compensation Committee believes that stock options serve to align the interest of executive officers closely with other shareholders because of the direct benefit executives receive to improve stock performance.

     Under the 1996 Stock Incentive Plan for Key Employees, the Compensation Committee may grant options with a term of up to 10 years to provide a long-term incentive, and to grant options that vest over a specified period to provide the executive with an incentive to remain at the Company. The Compensation Committee's policy is that certain new executives with the Company may be provided with options to attract them to the Company. The Compensation Committee's policy is to grant stock options when the executive first joins the Company, in connection with a significant change in responsibilities, and, occasionally, to achieve equity within a peer group. The Compensation Committee in its discretion may, however, grant additional stock options to executives for other reasons. In 1998, the Compensation Committee considered these factors, as well as the number of options held by such executive officers as of the date of grant that remained unvested. Option grants to executive officers in 1998 are set forth in the table below entitled "Option Grants in Last Fiscal Year."

1998 CHIEF EXECUTIVE OFFICER COMPENSATION

     In February 1998, the Committee established a base salary for Mr. Korybalski for 1998. This base salary was equal to Mr. Korybalski's 1997 base salary. The Compensation Committee also established a target bonus for Mr. Korybalski under the 1998 bonus plan payable based on the Company's achievement of objective measures of revenue growth and earnings per share (both of which targets required improvement from 1997). The 1998 base salary level and target bonus were based upon a number of factors, including (a) the Compensation Committee's assessment of the 1997 performance of the Company and Mr. Korybalski, (b) 1998 Company performance objectives and individual performance objectives and responsibilities for Mr. Korybalski established in February 1998, and (c) the market compensation data for similar companies listed in the Surveys. The performance objectives for 1998 included satisfactorily managing the Company's overall corporate business plan, such as meeting the Company's profitability projections and the Company's sales targets, and strengthening the Company's financial position.

     The Compensation Committee has concluded that Mr. Korybalski's performance in 1998 warrants the compensation for 1998 as reflected in the Summary Compensation Table.

COMPLIANCE WITH SECTION 162(M) OF THE INTERNAL REVENUE CODE OF 1986.

     The Company intends to comply with the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended, for 1999.

                                          COMPENSATION COMMITTEE

                                          Herbert S. Amster
                                          Joseph F. Gloudeman

EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth information for each of the fiscal years ended December 31, 1998, 1997 and 1996 concerning compensation of (i) all individuals serving as the Company's Chief Executive Officer during the fiscal year ended December 31, 1998, and (ii) all other executive officers of the Company whose total annual salary and bonus exceeded $100,000 in fiscal 1998:

                           SUMMARY COMPENSATION TABLE

                                                                                  LONG TERM
                                                                                 COMPENSATION
                                                                                    AWARDS
                                                                                 ------------
                                                         ANNUAL COMPENSATION      SECURITIES      ALL OTHER
                 NAME AND                               ---------------------     UNDERLYING     COMPENSATION
            PRINCIPAL POSITION                YEAR      SALARY($)    BONUS($)     OPTIONS(#)        ($)(1)
            ------------------                ----      ---------    --------     ----------     ------------
Michael E. Korybalski.....................    1998       190,000          --            --          6,144
  Chief Executive Officer                     1997       190,000      16,477            --          4,112
                                              1996       170,000      27,968            --          3,888
Robert R. Ryan............................    1998       185,000          --        25,000          4,656
  President and Chief                         1997       175,000      15,176        50,000          4,012
  Operating Officer                           1996       150,000      18,330            --          3,808
Michael Hoffmann..........................    1998       145,000          --        50,000(2)          --
  Senior Vice President -                     1997       105,000      44,532        25,000             --
  Worldwide Sales & Service                   1996       103,000      26,984        10,000             --
David Peralta.............................    1998       100,000          --        10,000          2,818
  Vice President, Treasurer                   1997        90,000       3,902        10,000          2,259
  and Chief Financial Officer                 1996(3)        N/A         N/A           N/A            N/A

---------------
(1) The amounts shown for fiscal 1998 include (i) $3,840, $3,840 and $2,494 for Messrs. Korybalski, Ryan and Peralta, respectively, representing the Company's contribution to the executive officer in 1998 under the Company's 401(k) Plan, and (ii) $2,304, $816 and $324 for Messrs. Korybalski, Ryan and Peralta, respectively, representing life insurance premiums paid by the Company in 1998 for life insurance policies.

(2) Includes 35,000 options that replaced options with higher exercise prices granted to Dr. Hoffmann in prior years. None of Dr. Hoffmann's options may be exercised unless the closing price of the Company's

    Common Shares is $11.00 per share or more on the most recent business day during which the Common Shares were traded. See "Report on Repricing of Options" for a description of the repricing of stock options effective November 10, 1998, in exchange for the cancellation of outstanding stock options.

(3) Mr. Peralta became an executive officer of the Company in February 1997.

Option Grants Table

     The following table sets forth information concerning individual grants of stock options made during the fiscal year ended December 31, 1998 to each of the executive officers of the Company named in the Summary Compensation Table above:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                    INDIVIDUAL GRANTS
                                    --------------------------------------------------     POTENTIAL REALIZABLE
                                                  % OF TOTAL                                 VALUE AT ASSUMED
                                    NUMBER OF      OPTIONS                                 ANNUAL RATES OF STOCK
                                    SECURITIES    GRANTED TO                              PRICE APPRECIATION FOR
                                    UNDERLYING    EMPLOYEES     EXERCISE                        OPTION TERM
                                     OPTIONS      IN FISCAL      PRICE      EXPIRATION    -----------------------
              NAME                  GRANTED(#)       YEAR        ($/SH)        DATE        5% ($)        10% ($)
              ----                  ----------    ----------    --------    ----------     ------        -------
Michael E. Korybalski...........          --          --            --             --          --             --
Robert R. Ryan..................      25,000(1)      4.4          9.13         2/6/08     143,545        363,772
Michael Hoffmann................      50,000(2)      8.9          6.75       11/10/08          --        537,888
David Peralta...................      10,000(3)      1.8          9.13         2/6/08      57,418        145,509

---------------
(1) These options were granted on February 6, 1998 and all 25,000 options become exercisable over a period of four years, at a rate of 25% on each anniversary date after the date of grant. In the event Dr. Ryan's employment with the Company is terminated for any reason other than death or disability, the Compensation Committee may, in its discretion, permit the exercise of his unexercised options for a period not to exceed three months after such termination.

(2) On February 6, 1998, Dr. Hoffmann was granted 15,000 options at an exercise price of $9.13 per share, exercisable over a period of four years, at a rate of 25% on each anniversary date after the date of grant. In conjunction with an option repricing offered to the Company's non-director employees on November 10, 1998, Dr. Hoffmann elected to exchange these 15,000 options and 35,000 options previously granted to him for 50,000 newly issued options with an exercise price of $6.75 per share. All 50,000 options become exercisable over a period of three years, at a rate of 33.33% on each anniversary date after the date of grant. None of Dr. Hoffmann's options may be exercised unless the closing price of the Company's Common Shares is $11.00 per share or more on the most recent business day during which the Common Shares were traded. See "Report on Repricing of Options" for a description of the repricing of stock options effective November 10, 1998, in exchange for the cancellation of outstanding stock options. In the event Dr. Hoffmann's employment with the Company is terminated for any reason other than death or disability, the Compensation Committee may, in its discretion, permit the exercise of his unexercised options for a period not to exceed three months after such termination.

(3) These options were granted on February 6, 1998 and all 10,000 options become exercisable over a period of four years, at a rate of 25% on each anniversary date after the date of grant. In the event Mr. Peralta's employment with the Company is terminated for any reason other than death or disability, the Compensation Committee may, in its discretion, permit the exercise of his unexercised options for a period not to exceed three months after such termination.

Aggregated Option Exercises and Fiscal Year-End Option Value Table

     The following table sets forth information concerning each exercise of stock options during the fiscal year ended December 31, 1998 by each of the executive officers named in the Summary Compensation Table above and the value of unexercised options held by such persons as of December 31, 1998:

    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                                             NUMBER OF SECURITIES             VALUE OF UNEXERCISED
                                                        UNDERLYING UNEXERCISED OPTIONS        IN-THE-MONEY OPTIONS
                                                                  AT FY-END                        AT FY-END
                            SHARES                                   (#)                              ($)
                          ACQUIRED ON       VALUE       ------------------------------    ----------------------------
          NAME            EXERCISE(#)    REALIZED($)      EXERCISABLE/UNEXERCISABLE       EXERCISABLE/UNEXERCISABLE(1)
          ----            -----------    -----------      -------------------------       ----------------------------
Michael E. Korybalski...       0              0                      0/0                             --/--
Robert R. Ryan..........       0              0                 12,500/62,500                     3,125/9,375
Michael Hoffmann........       0              0                      0/50,000                       --/75,000
David Peralta...........       0              0                  7,500/17,500                       625/1,875

---------------
(1) Calculated on the basis of the fair market value of the underlying securities at December 31, 1998 of $8.25, minus the aggregate exercise price.

Compensation of Directors

     Each non-employee member of the Company's Board of Directors is paid $1,000 per month and reimbursed for out-of-pocket expenses incurred in attending Board meetings. Each non-employee director is also eligible to receive annual stock option awards for 5,000 shares of the Company's Common Stock under the Company's Non-Employee Director Stock Option Plan (the "Director Stock Option Plan").

     The Company's Board of Directors adopted the Director Stock Option Plan in March 1996. The Director Stock Option Plan provides for the grant of "nonqualified" options to purchase shares of Common Stock. In May 1998, all four non-employee directors on the Company's Board of Directors were each granted an option to purchase 5,000 shares of Common Stock of the Company at an exercise price of $13.00 per share. These options become fully exercisable one year from the date of grant, May 1999, and expire in May 2003. Immediately following each annual meeting of shareholders of the Company, each non-employee director who has served as a director for at least six months will automatically be granted an option to purchase 5,000 shares of Common Stock of the Company. Upon appointment to the Board of Directors, each newly-appointed non-employee director will receive an option to purchase 5,000 shares of Common Stock of the Company. A total of 100,000 shares of Common Stock are currently reserved for issuance under the Director Stock Option Plan. At the Company's 1999 Annual Meeting of Shareholders, the Company's shareholders are being asked to approve an increase in the number of shares with respect to which stock options may be granted under the terms of the Director Stock Option Plan from 100,000 shares in the aggregate to 200,000 shares in the aggregate.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

     Michael E. Korybalski entered into an employment agreement with the Company dated as of April 1, 1994, and amended as of March 1, 1995, March 1, 1996, March 1, 1997, March 1, 1998 and March 1, 1999. The agreement provides that Mr. Korybalski will serve as the Company's Chief Executive Officer until March 31, 2002, at which point the employment agreement can be extended at the option of the Company for an additional three-year term. Mr. Korybalski's base salary under the agreement for 1999 is $195,000. Mr. Korybalski's employment may be terminated by the Company with or without cause. Mr. Korybalski's base salary is determined by the Board of Directors on an annual basis. In the event the Board chooses to change his duties or directs him to relocate and he resigns as a result, or if he is terminated without cause, Mr. Korybalski would then be entitled to his base salary, bonus and benefits for a period equal to the longer of the remaining term of the agreement or one year from the date of his resignation or termination. In the event he is terminated with cause, then he would be entitled to receive only such payments and/or benefits as would be provided to other employees of the Company in accordance with the Company's employee policies and procedures. In the event of a change of control, the agreement is automatically extended through a date three years from the effective date of such change in control. In the event Mr. Korybalski resigns or is terminated in connection with a change in control, then the Company will pay severance benefits under the same formula as in the event of termination without cause. During the term of the agreement, and for a period of two years thereafter, Mr. Korybalski will be subject to noncompetition and nonsolicitation restrictions.

     The Company's President and Chief Operating Officer, Robert R. Ryan, entered into an employment agreement with the Company dated as of April 1, 1994, as amended March 1, 1995, March 1, 1996, March 1, 1997 March 1, 1998 and March 1, 1999, pursuant to which he will serve in such capacities until March 31, 2001, at which point the employment agreement can be extended at the option of the Company for an additional two-year term. Dr. Ryan's base salary under the agreement for 1999 is $190,000. Dr. Ryan's base salary is determined by the Board of Directors on an annual basis. Dr. Ryan's employment may be terminated by the Company with or without cause. In the event the Board chooses to change his duties or directs him to relocate and he resigns as a result, or if he is terminated without cause, Dr. Ryan would then be entitled to his base salary, bonus and benefits for a period equal to the longer of the remaining term of the agreement or one year from the date of his resignation or termination. In the event he is terminated with cause, then he would be entitled to receive only such payments and/or benefits as would be provided to other employees of the Company in accordance with the Company's employee policies and procedures. In the event of a change of control, the agreement is automatically extended through a date two years from the effective date of such change in control. In the event Dr. Ryan resigns or is terminated in connection with a change in control, then the Company will pay severance benefits under the same formula as in the event of termination without cause. During the term of the agreement, and for a period of two years thereafter, Dr. Ryan will be subject to noncompetition and nonsolicitation restrictions.

     The Company's Vice President, Treasurer and Chief Financial Officer, David Peralta, entered into an employment agreement with the Company dated as of March 1, 1997, as amended March 1, 1998 and March 1, 1999, pursuant to which he will serve in such capacities until March 31, 2000, at which point the employment agreement can be extended at the option of the Company for an additional one-year term. Mr. Peralta's base salary under the agreement for 1999 is $110,000. Mr. Peralta's base salary is determined by the Board of Directors on an annual basis. Mr. Peralta's employment may be terminated by the Company with or without cause. In the event the Board directs him to relocate and he resigns as a result, or if he is terminated without cause, Mr. Peralta would then be entitled to his base salary, bonus and benefits for a period equal to the longer of the remaining term of the agreement or six months from the date of his resignation or termination. In the event he is terminated with cause, then he would be entitled to receive only such payments and/or benefits as would be provided to other employees of the Company in accordance with the Company's employee policies and procedures. In the event of a change of control, the agreement is automatically extended through a date one year from the effective date of such change in control. In the event Mr. Peralta is terminated in connection with a change in control, then the Company will pay severance benefits under the same formula as in the event of termination without cause. During the term of the agreement, and for a period of two years thereafter, Mr. Peralta will be subject to noncompetition and nonsolicitation restrictions.

Report on Repricing of Options

     Effective November 10, 1998, the Compensation Committee of the Company's Board of Directors offered stock options to all then current non-director employees of the Company who held stock options granted under the Company's 1996 Stock Incentive Plan for Key Employees (the "Stock Option Plan"), in exchange for the cancellation of outstanding stock options. The new options cover the same number of shares as the previously granted options, and are subject to the following terms and conditions: (i) the exercise price of the new options is $6.75 per share, the closing price of the Company's Common Shares on November 10, 1998, the date of grant, (ii) the new options become exercisable over a period of three years, at a rate of 33.33% on each anniversary date after the date of grant, (iii) none of the new options may be exercised unless the closing price of the Company's Common Shares is $11.00 per share or more on the most recent business day during which the Common Shares were traded, and (iv) the new options expire on November 10, 2008, the tenth anniversary of the date of grant. The new options were effective only when the non-director employee cancelled a similar amount of options previously granted to him or her under the Stock Option Plan.

     The Compensation Committee determined that options with exercise prices equal to the then current market price of the Company's Common Shares would provide better incentives to the Company's non-director employees. Such options would better motivate the Company's non-director employees and give them increased incentive to remain with the Company and make significant and extraordinary contributions to the long-term performance and growth of the Company.

     The Compensation Committee decided that the new options will become exercisable over a three year period beginning on November 10, 1998, and that none of the new options may be exercised unless the closing price of the Company's Common Shares is $11.00 per share or more on the most recent business day during which the Common Shares were traded. The Compensation Committee determined that these restrictions on the exercise of the new options would more closely join the interests of the option holders with the interests of the shareholders of the Company.

     Finally, the Compensation Committee determined that the options previously granted to the Company's non-director employees appropriately reflected the employees' positions and ability to influence the Company's overall performance. The Compensation Committee made this determination based on its subjective judgement, after reviewing the number of options previously granted to each non-director employee and the employee's position and responsibilities within the Company.

                                          COMPENSATION COMMITTEE

                                          Herbert S. Amster
                                          Joseph F. Gloudeman

     The following table sets forth information concerning all repricings of stock options held by any executive officer of the Company that was effected at any time from May 14, 1996 (the date the Company became a reporting Company pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934) through December 31, 1998:

                           TEN-YEAR OPTION REPRICINGS

                                                NUMBER OF        MARKET                                  LENGTH OF
                                               SECURITIES       PRICE OF       EXERCISE                   ORIGINAL
                                               UNDERLYING       STOCK AT       PRICE AT                 OPTION TERM
                                                 OPTIONS        TIME OF        TIME OF        NEW        REMAINING
                                               REPRICED OR    REPRICING OR    PRICING OR    EXERCISE     AT DATE OF
                                                 AMENDED       AMENDMENT      AMENDMENT      PRICE      REPRICING OR
             NAME                    DATE          (#)            ($)            ($)          ($)        AMENDMENT
             ----                    ----      -----------    ------------    ----------    --------    ------------
Michael Hoffmann...............    11/10/98      15,000          $6.75          $9.13        $6.75       9.2 years
  Senior Vice President --         11/10/98      25,000          $6.75          $8.00        $6.75       3.2 years
  Worldwide Sales & Service        11/10/98      10,000          $6.75          $9.00        $6.75       2.5 years

Compensation Committee Interlocks and Insider Participation

     During the fiscal year ended December 31, 1998, Mr. Amster and Dr. Gloudeman served as the members of the Company's Compensation Committee. None of the members of the Company's Compensation Committee was, during the fiscal year ended December 31, 1998, an officer or employee of the Company.

PERFORMANCE GRAPH

     The following line graph compares for the period since the Company became a reporting company pursuant to the Securities Exchange Act of 1934, as amended, on May 14, 1996, through the fiscal year ended December 31, 1998: (i) the quarterly cumulative total shareholder return (i.e., the change in share price plus the cumulative amount of dividends, divided by the initial share price, expressed as a percentage) on the Company's Common Shares, with (ii) the cumulative total return of an industry peer group index of companies selected by the Company, (iii) the cumulative total return of the Hambrecht & Quist Technology Index, and (iv) the cumulative total return of the Nasdaq Stock Market -- U.S. Index. Each index assumes dividend reinvestment and is weighted based on market capitalization.

                              [PERFORMANCE GRAPH]

--------------------------------------------------------------------------------------------------------------------------------
                               5/14/96   Jun-96   Sep-96   Dec-96   Mar-97   Jun-97   Sep-97   Dec-97   Mar-98   Jun-98   Sep-98
--------------------------------------------------------------------------------------------------------------------------------
 Mechanical Dynamics, Inc.     100.00    137.50   160.23   126.14   65.91     65.91    71.02    60.80   94.32    100.00    65.91
--------------------------------------------------------------------------------------------------------------------------------
 Industry Peer Group           100.00     89.50    99.91   105.00   103.59   113.05   116.06   112.95   148.30   137.95    75.26
--------------------------------------------------------------------------------------------------------------------------------
 H&Q Technology                100.00     91.16    96.77   103.77   98.91    119.06   144.29   121.66   147.31   150.81   134.06
--------------------------------------------------------------------------------------------------------------------------------
 Nasdaq Stock Market -- U.S    100.00     96.25    99.67   104.57   98.90    117.03   136.83   128.32   149.89   154.23   139.62
--------------------------------------------------------------------------------------------------------------------------------

-----------------------------  ----------
                               Dec-98
-----------------------------  ----------
 Mechanical Dynamics, Inc.      75.00
-----------------------------
 Industry Peer Group           112.39
-----------------------------
 H&Q Technology                189.24
-----------------------------
 Nasdaq Stock Market -- U.S    180.08
-----------------------------

---------------
Stock and index prices scaled to 100

     An industry peer group index of companies selected by the Company has been reflected in the above Performance Graph, in order to provide a better comparative index of market performance for companies in fields similar to that of the Company. The industry peer group is comprised solely of companies operating in the CAD/CAM/CAE market, which are as follows: Analogy, Inc., Ansoft Corporation, ANSYS, Inc., Autodesk, Inc., Dassault Systemes S.A., The MacNeal-Schwendler Corp., Parametric Technology Corporation, Structural Dynamics Research Corporation, Tecnomatix Technologies Ltd., and Unigraphics Solutions Inc.

     In future Performance Graphs, the Company intends to replace the Hambrecht & Quist Technology Index with the industry peer group index, as described above.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Executive officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

     Based solely on review of the copies of such reports furnished to the Company during or with respect to fiscal 1998, or written representations that no Forms 5 were required, the Company believes that during the fiscal year ended December 31, 1998 all applicable Section 16(a) filing requirements were complied with by each of its executive officers, directors and greater than ten-percent beneficial owners.

                          II. APPOINTMENT OF COMPANY'S
                              INDEPENDENT AUDITORS

INDEPENDENT ACCOUNTANTS

     Arthur Andersen LLP are the independent auditors for the Company and have reported on the Company's financial statements in the Company's 1998 Annual Report to Shareholders which accompanies this Proxy Statement.

     The shareholders are being asked to ratify and approve the Board of Directors' selection of Arthur Andersen LLP as the independent auditors of the Company for the current fiscal year ending on December 31, 1999. The Board of Directors recommends a vote FOR approval of the selection of Arthur Andersen LLP as the independent auditors of the Company.

     A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting of Shareholders and will be available to respond to appropriate questions.

                  III. INCREASE IN NUMBER OF SHARES UNDER THE
             COMPANY'S 1996 STOCK INCENTIVE PLAN FOR KEY EMPLOYEES

     The Board of Directors believes that it would be in the best interests of the Company and its shareholders to increase the number of shares of common stock of the Company that is available to be granted as options or restricted stock under the Company's 1996 Stock Incentive Plan For Key Employees and, subject to shareholder approval, has approved an increase in the number of shares available under the Stock Option Plan from 650,000 in the aggregate to 1,050,000 in the aggregate.

     As of March 26, 1999, there were 589,525 shares subject to outstanding options under the Stock Option Plan.

1996 STOCK INCENTIVE PLAN FOR KEY EMPLOYEES

     The Company's Board of Directors adopted the Stock Option Plan in March 1996. Under the Stock Option Plan, options will be granted or restricted stock will be awarded for the purpose of attracting and motivating key employees of the Company. The Stock Option Plan will be administered by the Compensation Committee of the Board of Directors. The Stock Option Plan currently provides for a total of 650,000 shares of Common Stock which are reserved for issuance under the Stock Option Plan. The Stock Option Plan provides for (i) the grant of "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, (ii) the grant of "nonqualified stock options" (options which do not meet the requirements of Section 422), and (iii) the award of restricted stock. The Stock Option Plan also contains certain restrictions against transfer and other terms and conditions which are to be determined by the Compensation Committee. The Compensation Committee will determine which individuals will be granted options or awarded restricted stock, the number of options granted or shares awarded and other terms and conditions applicable to each grant or award.

     The Board of Directors may amend or revise the terms of the Stock Option Plan; provided, however, without the approval or ratification of the shareholders the Board of Directors may not (i) increase the maximum number of shares subject to the Stock Option Plan, (ii) increase the maximum number of shares for which any participant may be granted options or awards under the Stock Option Plan, (iii) change the class of persons eligible to be participants, (iv) materially increase the benefits of any participant or (v) alter or impair any option or award previously granted or awarded under the Stock Option Plan.

     Under the terms of the Stock Option Plan, the exercise price of an incentive stock option will be not less than the fair market value of the Common Stock at the time of the grant (or not less than 110% of the fair market value if the optionee owns more than 10% of the total combined voting stock of the Company at the time of grant). The exercise price of nonqualified options will not be less than 75% of the fair market value of the stock on the date the option is granted. If an optionholder ceases to be an employee for any reason other than death or disability, the Compensation Committee may, in its discretion, permit the exercise of such options for a period not to exceed three months following the termination of employment. The Compensation Committee may, in its discretion, permit the exercise of nonqualified options held by a terminated optionholder for a period not to extend beyond the expiration date of such nonqualified option. No option under the Stock Option Plan may be exercised more than ten years after its date of grant. In the case of an incentive option granted to a participant who, at the time of grant, owns more than 10% of the total combined voting stock of the Company, such option will expire not more than five years after its date of grant.

     Shares awarded under the Stock Option Plan typically will be subject to vesting and unvested shares awarded to a participant will be forfeited and transferred back to the Company if the participant ceases to be employed by the Company for any reason other than death or permanent disability. If the participant is terminated by action of the Company without cause or by agreement of the Company and the participant, the Compensation Committee may, at its discretion, release some or all of the shares from the restrictions. If a participant ceases to be an employee of the Company because of death or permanent disability, the restrictions will lapse with respect to such shares, unless otherwise determined by the Compensation Committee.

     The full text of the Stock Option Plan is set forth as Exhibit 10.9 to the Company's Registration Statement on Form S-1, Registration No. 333-2900. The discussion above is qualified in its entirety by reference to the actual text of the Stock Option Plan.

     This proposed increase in the number of shares under the Stock Option Plan requires the affirmative vote of a majority of the votes present in person or by proxy at the Annual Meeting. The Board of Directors recommends a vote FOR approval of the increase in the number of shares under the Stock Option Plan.

                   IV. INCREASE IN NUMBER OF SHARES UNDER THE
               COMPANY'S NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

     The Board of Directors believes that it would be in the best interests of the Company and its shareholders to increase the number of shares of common stock of the Company that is available to be granted as options under the Company's Non-Employee Director Stock Option Plan and, subject to shareholder approval, has approved an increase in the number of shares available under the Director Stock Option Plan from 100,000 in the aggregate to 200,000 in the aggregate.

     As of March 26, 1999, there were 60,000 shares subject to outstanding options under the Director Stock Option Plan.

NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

     The Company's Board of Directors adopted the Director Stock Option Plan in March 1996. The Director Stock Option Plan provides for the grant of "nonqualified" options to purchase shares of Common Stock. Immediately following each annual meeting of shareholders of the Company, each non-employee director who has served as a director for at least six months will automatically be granted an option to purchase 5,000 shares of Common Stock of the Company. Upon appointment to the Board of Directors, each newly-appointed non-employee director will receive an option to purchase 5,000 shares of Common Stock of the Company. A total of 100,000 shares of Common Stock are currently reserved for issuance under the Director Stock Option Plan.

     The exercise price of any option will be equal to the market price of the Common Stock at the time of grant. Each option, if not sooner terminated as provided in the Director Stock Option Plan, will have a five-year term from the date of grant and will vest and become exercisable in full on the first anniversary of the date of grant. Options granted under the Director Stock Option Plan are generally not transferable during the holder's lifetime, but are transferable at death by will or by the laws of descent and distribution. Upon the death of an optionholder, all options granted to such optionholder will immediately vest and will terminate twelve months thereafter. If an optionholder ceases his or her service as a director of the Company due to disability, all options granted to such optionholder will immediately vest and will terminate 90 days thereafter. Upon an optionholder ceasing his or her service as a director for any other reason, such options will terminate 90 days thereafter.

     The Director Stock Option Plan provides that in the event of a change in control of the Company (defined as any person or other entity which becomes the beneficial owner, directly or indirectly, of more than 50% of the total combined voting power of all classes of capital stock of the Company entitled to vote for the election of directors of the Company), all outstanding options under the Director Stock Option Plan will become immediately vested and exercisable.

     The full text of the Director Stock Option Plan is set forth as Exhibit
10.10 to the Company's Registration Statement on Form S-1, Registration No. 333-2900. The discussion above is qualified in its entirety by reference to the actual text of the Director Stock Option Plan.

     This proposed increase in the number of shares under the Director Stock Option Plan requires the affirmative vote of a majority of the votes present in person or by proxy at the Annual Meeting. The Board of Directors recommends a vote FOR approval of the increase in the number of shares under the Director Stock Option Plan.

                                V. OTHER MATTERS

SHAREHOLDER PROPOSALS

     Proposals of shareholders that are intended to be presented at the Company's 2000 Annual Meeting of Shareholders must be received by the Company's Secretary no later than December 31, 1999 to be considered for inclusion in the Proxy Statement and Proxy relating to that meeting. Such proposals should be sent by certified mail, return receipt requested and addressed to Mechanical Dynamics, Inc., 2301 Commonwealth Blvd., Ann Arbor, Michigan 48105, Attention:
David Peralta, Chief Financial Officer.

     The Company must receive notice of any proposals of shareholders that are intended to be presented at the Company's 2000 Annual Meeting of Shareholders, but that are not intended to be considered for inclusion in the Company's Proxy Statement and Proxy related to that meeting, no later than February 24, 2000 to be considered timely. Such proposals should be sent by certified mail, return receipt requested and addressed to Mechanical Dynamics, Inc., 2301 Commonwealth Blvd., Ann Arbor, Michigan 48105, Attention: David Peralta, Chief Financial Officer. If the Company does not have notice of the matter by that date, the Company's form of proxy in connection with that meeting may confer discretionary authority to vote on that matter, and the persons named in the Company's form of proxy will vote the shares represented by such proxies in accordance with their best judgement.

OTHER BUSINESS

     Neither the Company nor the members of its Board of Directors intend to bring before the Annual Meeting any matters other than those set forth in the Notice of Annual Meeting of Shareholders, and they have no present knowledge that other matters will be presented for action at the Annual Meeting by others. However, if other matters are properly presented to the meeting, the persons named in the enclosed proxy intend to vote the shares represented thereby in accordance with their best judgment.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The audited financial statements and the Company's "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in the Company's Annual Report to Shareholders for the fiscal year ended December 31, 1998 are hereby specifically incorporated by reference into this Proxy Statement.

                                          By Order of the Board of Directors
                                          Michael E. Korybalski

                                          MICHAEL E. KORYBALSKI
                                          Chief Executive Officer

Ann Arbor, Michigan
April 9, 1999

PROXY                       MECHANICAL DYNAMICS, INC.                      PROXY
PROXY FOR ANNUAL MEETING OF SHAREHOLDERS OF MECHANICAL DYNAMICS, INC. TO BE HELD
                                  MAY 13, 1999

    The undersigned hereby appoints Michael E. Korybalski and Robert R. Ryan, and each of them, with full power of substitution, as attorneys and proxies of the undersigned, to vote all shares of Mechanical Dynamics, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on Thursday, May 13, 1999, at 4:00 p.m., Eastern Time, at the Holiday Inn North Campus, 3600 Plymouth Road, Ann Arbor, Michigan 48105 (or at any adjournment(s) thereof), as follows:

1. Election of Directors -- Nominees: Herbert S. Amster, Joseph F. Gloudeman

  [ ] FOR all nominees listed above  [ ] WITHHOLD AUTHORITY
      (except as marked below to         to vote for the
      the contrary)                      nominees listed above


                                     [ ] ABSTAIN

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE
              THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)

2. Proposal to ratify and approve Arthur Andersen LLP as the independent auditors of the Company for the fiscal year ending December 31, 1999:

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

3. Proposal to increase the number of shares available under the Company's 1996 Stock Incentive Plan for Key Employees from 650,000 shares to 1,050,000 shares:

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

4. Proposal to increase the number of shares available under the Company's Non-Employee Director Stock Option Plan from 100,000 shares to 200,000 shares:

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

5. In their discretion with regard to such other business as may properly come before the Annual Meeting (or any adjournment(s) thereof).

This Proxy is solicited on behalf of the Board of Directors.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made, the shares represented by this Proxy will be voted in favor of the nominees named in Proposal 1 and in favor of Proposals 2, 3 and 4.






                                       Dated: , 1999
                                       -----------------------------------------
                                       Shareholder should sign here


NOTE: PLEASE DATE THIS PROXY AND SIGN EXACTLY AS YOUR NAME APPEARS ON YOUR STOCK CERTIFICATE. IF THE SHARES ARE REGISTERED IN MORE THAN ONE NAME, EACH JOINT OWNER SHOULD SIGN. WHEN SIGNING AS ATTORNEY, ADMINISTRATOR, PERSONAL REPRESENTATIVE, EXECUTOR, GUARDIAN OR TRUSTEE, ADD YOUR TITLE TO THE SIGNATURE.

PLEASE PROMPTLY DATE, SIGN AND MAIL THIS PROXY TO THE COMPANY.